UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549


                                FORM 8-K

                             CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

                           August 27, 2008
            ------------------------------------------------
            Date of Report (Date of earliest event reported)

                                Con-way Inc.
         ------------------------------------------------------
         (Exact name of registrant as specified in its charter)

         Delaware               1-5046              94-1444798
         ----------             ------              ----------
        (State or other        (Commission         (IRS Employer
        jurisdiction of        File Number)        Identification
        incorporation or                              Number)
         organization)

       2855 Campus Drive, Suite 300, San Mateo, California 94403
      -----------------------------------------------------------
                (Address of principal executive offices)
                               (zip code)

          Registrant's telephone number, including area code:
                             (650) 378-5200


-----------------------------------------------------------------------
     (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



ITEM 7.01 REGULATION FD DISCLOSURE.

On August 27, 2008, Con-way Inc. settled a dispute with the Securities and Exchange Commission regarding alleged violations of the Foreign Corrupt Practices Act. The dispute arose from the conduct of Emery Transnational, a former affiliate of Con-way, which was sold to a third party in 2004. Under the terms of the settlement, Con-way, without admitting or denying the SEC's allegations, has agreed to cease and desist from committing or causing any violations of the books and records and internal controls provisions, specifically sections 13(b)(2)(A), 13(b)(2)(B) and 13(b)(5), of the Securities Exchange Act of 1934, and has consented to the entry of a final judgment requiring Con-way to pay a $300,000 civil penalty. Con-way first disclosed this investigation in 2003. In its order, the SEC recognized Con-way's cooperation during the investigation and acknowledged that Con-way has taken remedial actions and enhanced its compliance program.



                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         Con-way Inc.
                        ------------
                        (Registrant)

August 27, 2008         /s/ Jennifer W. Pileggi
                        --------------------------
                        Jennifer W. Pileggi
                        Senior Vice President, General Counsel
                        and Corporate Secretary






  ********